UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 2, 2005
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                               000-31989                       54-1987541

(State or other                     (Commission File No.)              (I.R.S. Employer
jurisdiction of incorporation)                                         Identification No.)
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                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
 ------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)
 _____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Convera Corporation (the "Company"), dated March 2, 2005, reporting the Company's financial results for the three-month period and fiscal year ended January 31, 2005. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(c).  Financial Statements and Exhibits

     99.1 Press Release of Convera Corporation dated March 2, 2005, reporting Convera Corporation's financial results for the three-month period and fiscal year ended January 31, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CONVERA CORPORATION


                                     By:  /s/  JOHN R. POLCHIN
                                          John R. Polchin
                                         Chief Financial Officer

Date:  March 2, 2005

                                                                    Exhibit 99.1

                                     CONVERA

                               Contact:          John R. Polchin
                                                 Chief Financial Officer
                                                 Convera
                                                 703.761.3700

                                                 jpolchin@convera.com


              Convera Reports Fourth Quarter and Full-Year Results

Vienna, Va., March 2, 2005 - Convera Corporation (NASDAQ: CNVR), a leading provider of search and categorization software for enterprises and government agencies, today announced financial results for the three-month period and fiscal year (fiscal year 2005) ended January 31, 2005.

Revenue for the fourth quarter of fiscal 2005 totaled $6.3 million, a 6% increase from the comparable period of fiscal 2004, while full-year revenue totaled $25.7 million versus $29.3 million for the prior fiscal year period. Gross profit for the three-month and twelve-month periods ended January 31, 2005 totaled $5.2 million and $19.0 million, respectively, compared to $4.0 million and $20.7 million for the three and twelve-month periods, respectively, ended January 31, 2004. Consequently, gross margins for the three-month and twelve-month periods ended January 31, 2005 were 83% and 74%, respectively, while gross margins for the comparable periods of the prior fiscal year were 67% and 71%, respectively.

The net loss for the quarter ended January 31, 2005 was $3.5 million (inclusive of $426,000 in net restructuring charges incurred in December 2004) or $0.09 per share, compared to a net loss of $3.7 million, or $0.11 per share, for the comparable quarter of fiscal 2004. The net loss for the fiscal year ended January 31, 2005 was $19.8 million (inclusive of $944,000 in net restructuring charges incurred in the latter half of the fiscal year), or $0.56 per share, compared to a net loss of $18.1 million, (inclusive of $621,000 in restructuring charges) or $0.57 per share for the fiscal year ended January 31, 2004.

Cash and investments as of January 31, 2005 totaled $17.8 million.

Commenting on the Company's results, Patrick C. Condo, President and Chief Executive Officer, Convera stated, "This past year was one of transition for Convera. We embarked upon a development initiative aimed at extending our technology to the World Wide Web, effected a realignment of our core software operations (including the elimination of approximately $22 million in annualized expenses), and redirected our primary selling efforts towards the emerging government sector. Entering fiscal 2006, we believe we are well positioned to deliver improved bottom-line performance, in concert with continued technology advancements from our Web indexing initiative, as well as RetreivalWare(R), our core software offering."

On February 2, 2005 the Company announced that its advanced development effort focused on applying portions of the Company's existing technology to searching and indexing contextually relevant information from the World Wide Web attained a development milestone by indexing more than 1 billion documents. The Company further announced that it expects to launch a service offering during the next two quarters. Capital outlays to date, in connection with this proposed service offering, remain limited to equipment, personnel and general operating costs, which are expected to increase as the indexing initiative progresses. The Company continues to assess future capital requirements for this Web indexing initiative and may elect to seek additional funding sources over the coming quarters.




                                   -- more --

Page 2 - Convera Reports Fourth Quarter and Full-Year Results

The attached financial information compares the results of operations for the three-month and twelve-month periods ended January 31, 2005 to the same periods in 2004 and the balance sheet as of January 31, 2005 to the balance sheet as of January 31, 2004.

About Convera

Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 45 languages. More than 900 customers in 33 countries rely on Convera's search solutions to power a broad range of applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com


This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances and development including the Web initiative; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements. The Convera design logo and the following are worldwide trademarks of Convera: Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.


The condensed, consolidated statements of operations for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts, except per share amounts, are expressed in thousands of U.S. dollars.

                                                                Three Months Ended                   Twelve Months Ended
                                                                    January 31,                          January 31,
                                                                 2005           2004                 2005            2004
                                                            (unaudited)     (unaudited)          (unaudited)
Revenues:
   License                                                        $ 3,263  $        3,225       $       14,360      $ 18,322
        Services                                                      849             932                3,746         4,338
        Maintenance                                                 2,219           1,824                7,592         6,591
                                                          ---------------- ---------------      --------------- ------------
                Total revenues                                      6,331           5,981               25,698        29,251
                                                          ---------------- ---------------      --------------- ------------

Cost of Revenues:
   License                                                            14              501                1,658         1,822
   Services                                                          741              961                3,332         4,715
   Maintenance                                                       332              533                1,718         2,033
                                                          ---------------- ---------------      --------------- ------------
                Total cost of revenues                             1,087            1,995                6,708         8,570
                                                          ---------------- ---------------      --------------- ------------

Gross Margin                                                       5,244            3,986               18,990        20,681
                                                          ---------------- ---------------      --------------- ------------

Operating Expenses:
   Sales and marketing                                             2,230            4,416               14,476        18,124
   Research and product development                                3,490            2,586               13,801        11,981
   General and administrative                                      2,655            3,133                9,764        10,564
   Restructuring charge                                              426                -                  944           621
                                                          ---------------- ---------------      --------------- ------------
                 Total operating expenses                          8,801           10,135               38,985        41,290
                                                          ---------------- ---------------      --------------- ------------

Operating Loss                                                    (3,557)          (6,149)             (19,995)     (20,609)

Other Income, net                                                     63            2,405                  175         2,550
                                                          ---------------- ---------------      --------------- ------------

Net Loss                                                        $ (3,494)         $ (3,744)           $(19,820)    $(18,059)
                                                          ================ ===============      =============== ============

Net loss per common share - basic & diluted                      $ (0.09)        $ (0.11)             $ (0.56)      $ (0.57)
                                                          ================ ===============      =============== ============
Weighted-average number of common
   shares outstanding - basic & diluted                           37,899           33,821               35,433        31,486

                                                    -- more --
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Page 3 - Convera Reports Fourth Quarter and Full-Year Results


The condensed, consolidated balance sheets for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts are expressed in thousands of U.S. dollars.



 ASSETS                                                  January 31, 2005       January 31, 2004
                                                            (unaudited)
 Current Assets
             Cash and cash equivalents                     $       17,766         $       30,530
             Short term investments                                    71                     71
             Accounts receivable, net                               6,530                  5,464
             Prepaid expenses and other                             2,390                  2,536
                                                       ---------------------- ----------------------

                   Total current assets                            26,757                 38,601

 Other assets, net                                                  6,696                  3,984
 Goodwill                                                           2,275                  2,275
 Other intangible assets                                              566                    835
                                                       ---------------------- ----------------------

                   Total Assets                            $       36,294         $       45,695
                                                       ====================== ======================

 LIABILITIES AND SHAREHOLDERS' EQUITY

 Current Liabilities
             Accounts payable                              $        1,967         $        2,615
             Accrued expenses                                       3,529                  4,093
             Accrued bonuses                                          526                    745
             Deferred revenues                                      4,288                  3,720
             Restructuring reserve                                    835                    620
                                                       ---------------------- ----------------------
                                                                   11,145                 11,793

             Restructuring reserve, net of
               current portion                                         -                     887
             Other long-term liabilities                               -                   1,647
                                                       ---------------------- ----------------------
                   Total long-term liabilities                         -                   2,534
                                                       ---------------------- ----------------------

                   Total Liabilities                                11,145                14,327
                                                       ---------------------- ----------------------

 Shareholders' Equity                                               25,149                31,368

                   Total Liabilities & Shareholders'
                   Equity                                  $        36,294         $      45,695
                                                       ====================== ======================


                                       ###

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